United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – January 15, 2018

LITTELFUSE, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 18, 2018 Littelfuse, Inc. (“Littelfuse”), filed with the Securities and Exchange Commission a Report on Form 8-K (the “Initial 8-K”) to disclose that it had completed its previously announced acquisition (the “Acquisition”) of IXYS Corporation (“IXYS”).

This Form 8-K/A amends the Initial 8-K to provide financial statements and pro forma financial information for the Acquisition that are described in parts (a) and (b) of Item 9.01 below. Except as otherwise provided in this Form 8-K/A, the Initial 8-K remains unchanged.

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

1) The Audited Consolidated Financial Statements of IXYS Corporation as of March 31, 2017 and 2016 and for the three years ended March 31, 2017, 2016, and 2015, are filed as Exhibit 99.1 to this Form 8-K/A.

2) The Unaudited Condensed Consolidated Financial Statements of IXYS Corporation as of December 31, 2017 and 2016 and for the three and nine months ended December 31, 2017 and 2016, are filed as Exhibit 99.2 to this Form 8-K/A.

(b)	Pro Forma Financial Information

1) The required pro forma financial information as of and for the year ended December 30, 2017 is filed as Exhibit 99.3 to this Form 8-K/A.

(c)	The following exhibits are filed as a part of this Form 8-K/A.

Exhibit No.	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Audited Consolidated Financial Statements of IXYS Corporation as of March 31, 2017 and 2016 and or the three years ended March 31, 2017, 2016, and 2015

Exhibit 99.2	Unaudited Condensed Consolidated Financial Statements of IXYS Corporation as of December 31, 2017 and March 31, 2017 and for the three and nine months ended December 31, 2017 and 2016

Exhibit 99.3	Unaudited Pro Forma Financial Information as of and for the year ended December 30, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Littelfuse, Inc.

Date: March 22, 2018	By: /s/ Meenal A. Sethna
Meenal A. Sethna Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	Audited Consolidated Financial Statements of IXYS Corporation as of March 31, 2017 and 2016 and or the three years ended March 31, 2017, 2016, and 2015

Exhibit 99.2	Unaudited Condensed Consolidated Financial Statements of IXYS Corporation as of December 31, 2017 and March 31, 2017 and for the three and nine months ended December 31, 2017 and 2016

Exhibit 99.3	Unaudited Pro Forma Financial Information as of and for the year ended December 30, 2017